UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 3, 2005


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                              0-20022                31-1227808
--------                              -------                ----------
(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)


                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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This  current  report  and  its  exhibits  include  forward-looking  statements.
Pomeroy IT Solutions, Inc. ("Pomeroy") based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Pomeroy. Pomeroy has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Pomeroy's Annual Report on Form 10-K for the year ended January 5, 2005, and subsequent Quarterly Reports on Form 10-Q.


Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition
-------------------------------------------------------

Pomeroy IT Solutions, Inc., a leading national provider of information technology solutions, announced that it anticipates lower first quarter 2005 revenue and earnings per share than previously expected. The Company attributes the shortfall to weaker than anticipated first quarter revenue trends. The Company expects revenue for the first quarter to be approximately $165 million, which represents a 6.7% year over year revenue growth. Previously, the Company provided guidance that it expected first quarter revenue would be $200 to $205 million. Additionally, the Company now anticipates earnings per share for the first quarter to be in the range of $0.23 to $0.24 an increase of 28% - 33% over the first quarter last year. Previously, the Company provided guidance that it expected the first quarter earnings per share would be approximately $0.30 per share.

Pomeroy IT Solutions, Inc. first quarter earnings release conference call will be held on May 12, 2005 at 4:15 p.m. EDT. The dial in telephone number is 1-888-793-1765, passcode POMEROY, Leader Name STEVE POMEROY. The replay will be available until 4:15 p.m. EDT on May 20, 2005. The telephone number for the replay is 1-866-487-7599.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

 (c)  Exhibits

99.1 Press release dated May 3, 2005 announcing first quarter 2005 earnings release conference call.

99.2 Press release dated May 5, 2005 announcing lower first quarter 2005 revenue and earnings per share than previously reported.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              POMEROY IT SOLUTIONS, INC.
                              --------------------------


Date:  May 10, 2005              By:  /s/ Michael E. Rohrkemper

                                 -----------------------------------------------
                                 Michael E. Rohrkemper, Chief Financial Officer and Chief Accounting Officer